                                                                   EXHIBIT 10.28


                            GMS DENTAL GROUP, INC.

                       FOUNDER STOCK PURCHASE AGREEMENT
                       --------------------------------

     THIS FOUNDER STOCK PURCHASE AGREEMENT is made as of this 31 day of August, 1996, by and between GMS DENTAL GROUP, INC., a Delaware corporation (the
                     ----------------------
"Company"), and KENNETH J. DAVIS (the "Purchaser").
                ----------------

     1.   Purchase of Shares.
          ------------------

     1.1  Purchase. Purchaser hereby purchases, and the Company hereby sells to
          --------
Purchaser, 410,160 shares of the Company's Common Stock (the "Shares") at a purchase price of $41,016.00 or $0.10 per share (the "Purchase Price").

     1.2  Payment. Concurrently with the execution of this Agreement, Purchaser
          -------
shall pay the Purchase Price for the Shares by full recourse promissory note, in which case cash shall be paid to the extent of the par value of the shares purchased with such promissory note. Purchaser shall also deliver to the Secretary of the Company a duly executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit A) and any additional
                                            ---------
documents required by the Company as a condition for the purchase. When and as shares vest pursuant to Section 5.3, Purchaser shall receive a bonus from the Company in the amount sufficient so that after payment of all federal and state income and employment taxes, Purchaser retains an amount sufficient to make a payment on the promissory note in an amount sufficient to release the vested shares from Security Agreement.

     1.3  Delivery of Certificates. The certificates representing the Shares
          ------------------------
purchased hereunder and subject to the Company's Repurchase Right under Article 5 hereof shall be held in escrow by the Secretary of the Company as provided in
Article 5 hereof.

     2.   Securities Law Compliance.
          -------------------------

     2.1  Exemption From Registration. The Shares have not been registered under
          ---------------------------
the Securities Act of 1933, as amended (the "1933 Act") and are being issued to Purchaser in reliance upon the exemption from such registration provided by Rule 701 of the Securities and Exchange Commission (the "Commission") for stock issuances under compensatory benefit arrangements such as this Agreement. Purchaser hereby acknowledges receipt of a copy of this Agreement.

     2.2  Restricted Securities.
          ---------------------

     (a) Purchaser hereby confirms that Purchaser has been informed that the Shares are "restricted securities" under the

1933 Act and may not be resold or transferred unless the Shares are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Purchaser hereby acknowledges that Purchaser is prepared to hold the Shares for an indefinite period and that Purchaser is aware that Rule 144 of the commission issued under the 1933 Act is not presently available to exempt the sale of the Shares from the registration requirements of the 1933 Act.

     (b) Purchaser is aware of the adoption of Rule 144 by the Commission, promulgated under the 1933 Act, which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions. Purchaser understands that under Rule 144, the conditions include, among other things: the availability of certain current public information about the issuer, the resale occurring not fewer than two (2) years from the date the party purchased and paid for the securities to be sold, the sale being through a broker in an unsolicited "broker's transaction" and the amount of securities being sold during any three (3) month period not exceeding specified limitations. Purchaser acknowledges and understands that the Company may not be satisfying the current public information requirements of Rule 144 or other conditions under Rule 144 which are required of the Company at the time Purchaser wishes to sell the Shares. If so, Purchaser understands that he will be precluded from selling the securities under Rule 144, even if the two (2) year holding period requirement of said Rule has been satisfied. Prior to acquisition of the Shares, Purchaser acquired sufficient information about the Company to reach an informed knowledgeable decision to acquire the Shares. Purchaser has such knowledge and experience in financial and business matters as to make him capable of evaluating the risks of the prospective investment and to make an informed investment decision. Purchaser is able to bear the economic risk of his investment in the Shares.

     2.3  Disposition of Shares.  Purchaser hereby agrees that Purchaser shall
          ---------------------
make no disposition of the Shares (other than a permitted transfer under Section 4.1) unless and until:

          (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

          (b) Purchaser shall have complied with all requirements of this Agreement applicable to the disposition of the Shares;
     and

          (c) Purchaser shall have provided the Company an opinion of counsel in form and substance satisfactory to the Company, that
     (i) the proposed disposition does not require registration of the Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

     The Company shall not be required (i) to transfer on its books any Shares that have been sold or transferred in violation of the provisions of this
Article 2 nor (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

     2.4  Restrictive Legends.  In order to reflect the restrictions on the
          -------------------
disposition of the Shares, the stock certificates for the Shares will be endorsed with restrictive legends, including one or both of the following legends:

          (a) "The securities represented by this certificate have not been registered or qualified under the Securities Act of 1933 or the securities laws of any state, and may be offered and sold only if registered and qualified pursuant to federal and state securities laws or if the Company is provided an opinion of counsel satisfactory to the Company that registration and qualification under federal and state securities laws is not required."

          (b) If required by the authorities of any state in connection with the issuance of the Shares, the legend or legends required by such state authorities shall also be endorsed on all such certificates.

     3.   Special Provisions.
          ------------------

     3.1  Stockholder Rights.  Until such time as the Company actually exercises
          ------------------
its repurchase rights under this Agreement, Purchaser (or any successor in interest) shall have all the rights of a stockholder (including voting and dividend rights) with respect to the Shares, including the Shares held in escrow under Article 7, which are not subject to the vesting provisions set forth in clause (iv) of Section 5.3. All shares are subject, however, to the transfer restrictions of Article 4. Purchaser shall have no dividend rights with respect to the shares which are subject to the vesting provisions of clause (iv) of
Section 5.3.

     3.2  Section 83(b) Election.  Purchaser understands that under section 83
          ----------------------
of the Internal Revenue Code of 1986, as amended (the "Code"), the difference between the Purchase Price paid for Shares and their fair market value on the date any forfeiture restrictions applicable to such Shares lapse will be reportable as ordinary income at that time. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Unvested Shares under Article 5 of this Agreement. Purchaser understands that he may elect to be taxed at the time the Shares are acquired hereunder to the extent the fair market value of the Shares differs from the Purchase Price rather than when such Shares cease to be subject to such forfeiture restrictions, by filing an election under section 83
(b) of the Code with the I.R.S. within thirty (30) days after the date of purchase hereunder. The form for making this election is attached as Exhibit B
                                                                     ---------
hereto. Purchaser understands that failure to make this filing within the thirty
(30) day period will result in the recognition of ordinary income by Purchaser (in the event the fair market value of the Shares increases after the date of purchase) as the forfeiture restrictions lapse. PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS/HER BEHALF. PURCHASER IS RELYING SOLELY ON HIS OR HER ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT
------
TO FILE AN 83(b) ELECTION.

     3.3  Market Stand-Off.
          ----------------

     (a) If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, the Purchaser shall not pledge, sell, offer to sell, contract to sell, grant any option to purchase, make any short sale of any Common Stock of the Company, or any options or warrants to purchase any shares of the Common Stock of the Company or any securities convertible into or exchangeable for shares of Common Stock of the Company, whether now owned or hereinafter acquired, owned directly by the Purchaser or with respect to which the Purchaser has beneficial ownership within the rules and regulations of the Commission (collectively, the "Purchaser Shares"); otherwise than (a) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, (b) a transfer to any trust for the direct or indirect benefit of the Purchaser or his or her immediate family provided that the trustee of the trust agrees to be bound by the restrictions set forth herein, held by the Purchaser during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the 1933 Act.

     (b) In the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding common Stock effected without receipt of consideration, then any new, substituted or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this Section 3.3, to the same extent the Shares are at such time covered by such provisions.

     For purposes of this Section 3.3, "immediate family" shall mean any relationship by blood, marriage or adoption, not more

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remote than first cousin. The Purchaser also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Purchaser Shares except in compliance with the foregoing restrictions.

     The obligations described in this Section 3.3 shall not apply to a registration statement relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.

     3.4  Stop Transfer. In order to enforce the provisions of Section 3.3, the
          -------------
Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

     4.   Transfer Restrictions.
          ---------------------

     4.1  Restriction on Transfer. Purchaser shall not transfer, assign,
          -----------------------
encumber, or otherwise dispose of any of the Shares that are subject to the Company's Repurchase Right under Article 5. In addition, Shares that are released from the Repurchase Right shall not be transferred, assigned, encumbered, or otherwise made the subject of disposition in contravention of the Company's First Refusal Right under Ariticle 6. Such restrictions on transfer, however, shall not be applicable if Purchaser receives prior written consent from the Company to (i) a gratuitous transfer of the Shares made to Purchaser's spouse or issue, including adopted children, or to a trust for the exclusive benefit of Purchaser or Purchaser's spouse or issue, (ii) a transfer of title to the Shares effected pursuant to Purchaser's will or the laws of intestate succession, or (iii) a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by Purchaser in connection with the acquisition of the Shares.

     4.2  Transferee Obligations. Each person (other than the Company) to whom
          ----------------------
the Shares are transferred by means of one of the permitted transfers specified in Section 4.1 must, as a condition precedent to such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) both the Company's Repurchase Right and the Company's First Refusal Right granted hereunder and
(ii) the market stand-off provisions of Section 3.3, to the same extent such shares would be so subject if retained by Purchaser.

     4.3  Definition of Owner. For purposes of Articles 5, 6 and 7 of this
          -------------------
Agreement, the term "Owner" shall include Purchaser and all subsequent holders of the Shares who derive their chain of ownership through a permitted transfer from Purchaser in accordance with Section 4.1.

     5.   Repurchase Right.
          -----------------

     5.1  Grant.  The Company is hereby granted the right (the "Repurchase
          -----
Right"), exercisable below) at any time during the sixty (60) day period following the date Purchaser ceases to be a "Service Provider", to repurchase at the Purchase Price all or (at the discretion of the Company and with the consent of Purchaser) any portion of the Shares in which Purchaser has not acquired a vested interest in accordance with Section 5.3 (the "Unvested Shares"). For purposes of this Agreement, Purchaser shall be deemed to be a "Service Provider" of the Company for so long as Purchaser renders services to the Company or one or more of its parent or subsidiary corporations as an employee.

     5.2  Exercise of the Repurchase Right and Termination of the Repurchase
          ------------------------------------------------------------------
Right.  The Repurchase Right shall be exercisable by written notice delivered to
-----
the Owner of the Shares prior to the expiration of the sixty (60) day period specified in Section 5.1 (or, in certain cases, Section 5.4(b)). The notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. To the extent one or more certificates representing Shares may have been previously delivered out of escrow to the Owner, then the Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Company the certificates representing the Shares to be repurchased, properly endorsed for transfer. The Company shall, concurrently with the receipt of such stock certificates, pay to the Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Purchase Price previously paid for the Unvested Shares that are to be repurchased. The Repurchase Right shall terminate with respect to any Shares for which it is not timely exercised under Section 5.2. All Shares as to which the Repurchase Right lapses shall, however, continue to be subject to (i) the First Refusal Right under Article 6,
(ii) the market stand-off provisions of Section 3.3 and (i) the transfer restrictions set forth in Articles 2 and 4.

     5.3  Vesting of Shares.
          -----------------

          Provided Purchaser continues to be a Service Provider of the Company, Purchaser shall acquire a vested interest (i) with respect to 45,374 Shares on the date hereof, (ii) with respect to 34,030 Shares on the first anniversary of the date hereof, (iii) with respect to 2,836 Shares at the end of each month beginning on the first anniversary of the date hereof, and (iv) with respect to the remaining 228,600 Shares upon the earlier of the satisfaction of the conditions set forth in Exhibit C or nine years and nine months from the date hereof.

     5.4  Fractional Shares.  No fractional shares shall be repurchased by the
          -----------------
Company. Accordingly, should the Repurchase

Right extend to a fractional share at the time Purchaser ceases to be a Service Provider of the Company, then such fractional share shall be added to any fractional share in which Purchaser is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

     5.5  Additional Shares or Substituted Securities. In the event of any stock
          -------------------------------------------
dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to be the number of Shares hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company's capital structure.

     6.   Right of First Refusal.
          ----------------------

     6.1  Grant.  The Company is hereby granted the right of first refusal (the
          -----
"First Refusal Right"), exercisable in connection with any proposed sale or other transfer of the Shares in which Purchaser has vested in accordance with
Article 5. For purposes of this Article 6, the term "transfer" shall include any assignment, pledge, encumbrance or other disposition for value of the Shares intended to be made by the Owner, but shall not include any of the permitted transfers under Section 4.1.

     6.2  Notice of Intended Disposition.  In the event the Owner desires to
          ------------------------------
accept a bona fide third-party offer for any or all of the Shares (the shares subject to such offer to be hereinafter called, for purposes of this Article 6, the "Target Shares"), the Owner shall promptly (i) deliver to the Secretary of the Company written notice (the "Disposition Notice") of the offer and the basic terms and conditions thereof, including the proposed purchase price, and
(ii) provide satisfactory proof that the disposition of the Target Shares to the third-party offeror would not contravene the provisions of Articles 2 and 3 of this Agreement.

     6.3  Exercise of Right.  The Company (or its assignees) shall, for a period
          -----------------
of sixty (60) days following receipt of the Disposition Notice, have the right to repurchase all or a portion of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by written notice (the "Exercise Notice") delivered to the Owner prior to the expiration of the thirty (30) day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Company (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the Owner shall deliver to the Company the certificates representing the Target Shares to be repurchased, properly endorsed for transfer. If any of the Target Shares are at the time held in escrow under Article 7, the certificates for such shares shall automatically be released from escrow and surrendered to the Company for cancellation. The Target Shares so purchased shall thereupon be canceled and cease to be issued and outstanding shares of the Company's Common Stock.

     Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Owner and the Company (or its assignees) cannot agree on such cash value within ten (10) days after the Company's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Owner and the Company (or its assignees), or, if they cannot agree on an appraiser within twenty (20) days after the Company's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Owner and the Company. The closing shall then be held on the latter of (i) the fifth business day following delivery of the Exercise Notice of (ii) the 15th day after such cash valuation shall have been made.

     6.4. Non-Exercise of Right. In the event the Exercise Notice is not given
          ---------------------
to the Owner within thirty (30) days following the date of the Company's receipt of the Disposition Notice, the Owner shall have a period of thirty (30) days thereafter, in which to sell or otherwise dispose of any or all of the Target Shares upon terms and conditions (including the purchase price) no more favorable to the third-party purchaser than those specified in the Disposition Notice; provided that any such sale or disposition must not contravene the provisions of Article 2 of this Agreement. If any of the Target Shares are at the time held in escrow under Article 7, the certificates for such shares shall automatically be released from escrow and surrendered to the Owner. The third-party purchaser shall acquire the Target Shares free and clear of all the terms and provisions of this Agreement (including the Company's Repurchase Right under Article 5 and the First Refusal Right hereunder). If the Owner does not sell or otherwise dispose of the Target Shares within the specified thirty (30) day period, the Company's First Refusal Right shall continue to apply to any subsequent dispo-sition of the Target Shares by the Owner until such right lapses in accordance with Section 6.7.

     6.5  Partial Exercise of Right. In the event the Company (or its
          -------------------------
assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, the Owner shall sell to the Company (or its assignees) the portion of the Target Shares which the Company (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of Section 6.3 and sell the remaining Target Shares to a third party purchaser, if so desired by Owner.

     6.6  Recapitalization. In the event of any stock dividend, stock split,
          ----------------
recapitalization or other transaction affecting the Company's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares shall be immediately subject to the Company's First Refusal Right hereunder, but only to the extent the Shares are at the time covered by such right.

     6.7  Lapse. The First Refusal Right under this Article 6 shall lapse and
          -----
cease to have effect upon the earliest to occur of (i) the determination by the Company's Board of Directors that a public market exists for the outstanding shares of the Company's Common Stock, or (ii) the closing of a Qualified IPO.

     6.8  Legend. In addition to the legends required by Section 2.4, all
          ------
certificates representing Shares subject to the Company's Right of Repurchase and the Right of First Refusal shall be endorsed with the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN RESTRICTIONS ON TRANSFER OF THE SECURITIES, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

     7.   Escrow.
          ------

     7.1  Deposit. Upon issuance, the certificates for the Shares shall be
          -------
deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this Article 7. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form of Exhibit A. The deposited certificates, together with any other assets or
   ---------
securities from time to time deposited with the Company pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Section 7.3. Upon delivery of the certificates (or other assets and securities) to the Company, the Owner shall be issued an instrument of deposit acknowledging the number of Shares (or other assets and securities) delivered in escrow to the Secretary of the Company.

     7.2  Recapitalization. All regular cash dividends on the Shares (or other
          ----------------
securities at the time held in escrow) shall be paid directly to the Owner and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares shall be immediately delivered to the Secretary of the Company to be held in escrow under this
Article 7, but only to the extent the Shares are at the time subject to the escrow requirements of Section 7.1.

     7.3  Release/Surrender. The Shares, together with any other assets or
          -----------------
securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

     (a) Should the Company exercise the Repurchase Right under Article 5 with respect to any Shares, then the escrowed certificates for such Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Company for cancellation, concurrently with the payment to the Owner, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Purchase Price for Unvested Shares, and the Owner shall have no further rights with respect to such Shares (or other assets or securities).

     (b) Should the Company exercise its First Refusal Right under Article 6 with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities issued with respect thereto) shall, concurrently with the payment of the Section 6.3 purchase price for such Target Shares to the Owner, be surrendered to the Company for cancellation, and the Owner shall have no further rights with respect to such Target Shares (or other assets or securities).

     (c)  Should the Company elect not to exercise its First Refusal Right under
Article 6 with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certifi-cates for such Target Shares (together with any other assets or securities issued with respect thereto) shall be surrendered to the Owner for disposition according to the provisions of Section 6.4.

     (d) As the interest of Purchaser in the Shares (or any other assets or securities issued with respect thereto) vests in accordance with the provisions of Article 5, the certificates for such vested Shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Owner.

     (e) All Shares (or other assets or securities) released from escrow in accordance with the provisions of subparagraph (d) above shall nevertheless remain subject to the First Refusal Right under Article 6 and the market stand-off provisions of Section 3.3 until such provisions terminate in accordance herewith.

     8.   General Provisions.
          ------------------

     8.1  Assignment. The Company may assign its Repurchase Rights under Article
          ----------
5 and/or its First Refusal Right under Article 6 to any person or entity selected by the Company's Board of Directors, including one or more stockholders of the Company.

     If the assignee of the Repurchase Right is other than a parent or subsidiary corporation of the Company, then such assignee must make a cash payment to the Company, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of the fair market value of the Unvested Shares at the time subject to the Repurchase Right (as determined by the Company's Board of Directors) and the aggregate Repurchase Price payable for such Unvested Shares.

     8.2  Definitions. For purposes of this Agreement, the following provisions
          -----------
shall be applicable in determining the parent and subsidiary corporations of the
Company:


     (a) Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (b) Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     8.3  No Employment or Service Contract. Nothing in this Agreement shall
          ---------------------------------
confer upon Purchaser any right to continue in the Service of the Company (or any parent or subsidiary corporation of the Company) for any period of time or restrict in any way the rights of the Company (or any parent or subsidiary corporation of the Company) or Purchaser, to terminate the Service Provider status of Purchaser at any time for any reason whatsoever, with or without cause.

     8.4  Notices. Any notice required in connection with (i) the Repurchase
          -------
Right or the First Refusal Right or (ii) the disposition of any Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery, upon deposit with a nationally recognized courier service, or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this Section
8.4 to all other parties to this Agreement.

     8.5  No Waiver. The failure of the Company (or its assignees) in any
          ---------
instance to exercise the Repurchase Rights granted under Article 5, or the failure of the Company (or its assignees) in any instance to exercise the First Refusal Right granted under Article 6, shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Purchaser. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

     8.6  Cancellation of Shares. If the Company (or its assignees) shall make
          ----------------------
available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company (or its assignees) shall be deemed the owner and holder of such shares, whether or not certificates therefor have been delivered as required by this Agreement.

     9.   Miscellaneous Provisions.
          ------------------------

     9.1  Purchaser Undertaking.  Purchaser hereby agrees to take whatever
          ---------------------
additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out the obligations or restrictions imposed on Purchaser under this Agreement.

     9.2  Agreement Is Entire Contract.  This Agreement constitutes the entire
          ----------------------------
contract between the parties hereto with regard to the subject matter hereof.

     9.3  Governing Law.  This Agreement shall be governed by, and construed in
          -------------
accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

     9.4  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     9.5  Successors and Assigns.  The provisions of this Agreement shall inure
          ----------------------
to the benefit of, and be binding upon, the Company and its successors and assigns and Purchaser and Purchaser's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.


                                               GMS DENTAL GROUP, INC.


                                               By /s/ Grant M. Sadler
                                                  ------------------------------

                                               Address 105 North Riverview Drive
                                                       Suite 255
                                                       Anaheim Hills, CA 92808


                                               PURCHASER*

                                               /s/ Kenneth J. Davis
                                               ---------------------------------
                                                          Signature


                                               Address 26236 Devonshire
                                                       -------------------------
                                                       Mission Viejo
                                                       -------------------------
                                                       CA 92692
                                                       -------------------------




________________________

* I have received, completed, executed and retained the I.R.C. section 83(b) election that was attached hereto as Exhibit B. As set forth in Section 3.2, I understand that I, and not the Corporation, will be responsible for completing
                       ---
the form and filing the election with the appropriate office of the federal and state tax authorities and that if such filing is not completed within thirty
(30) days after the date of this Agreement, I will forfeit the significant tax benefits of section 83(b). I understand further that such filing should be made by registered or certified mail, return receipt requested, and that I must retain two (2) copies of the completed form for filing with my state and federal tax returns for the current tax year and an additional copy for my records.

                                Spousal Consent
                                ---------------


     _________________________ (Purchaser's spouse) indicates by the execution of this Agreement his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.


                                                /s/  Kenneth J. Davis
                                                --------------------------------
                                                           Signature

                                   EXHIBIT A
                                   ---------

                     Assignment Separate From Certificate
                     ------------------------------------

     FOR VALUE RECEIVED KENNETH J. DAVIS ("Stockholder") hereby sells, assigns
                        ----------------
and transfers unto GMS DENTAL GROUP, INC., a Delaware corporation (the "Company"), _______________ (___) shares of Common Stock of the Company represented by Certificate No._____ herewith and does hereby irrevocably constitute and appoint _____________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

     Dated: ___________, 19__.

                                                  /s/ Kenneth J. Davis
                                                  ------------------------------
                                                            Signature


                                Spousal Consent
                                ---------------

     ______________ (Purchaser's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.


                                                  /s/ Andrea M. Davis
                                                  ------------------------------
                                                            Signature


INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PROPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS "REPURCHASE OPTION" SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.

                                   EXHIBIT B
                                   ---------

                        Election Under Section 83(b) Of
                           The Internal Revenue Code

     The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

     (i)   The name, address and social security number of the undersigned:

            Kenneth J. Davis
          ------------------------------------------------------------

          ____________________________________________________________

          ____________________________________________________________

          Social Security No.:     ###-##-####
                              ----------------------------------------

     (ii) Description of property with respect to which the election is being made:

           ______________ shares of Common Stock of GMS Dental, Inc. (the "Company").

     (iii) The date on which the property was transferred is August ____, 1996.

     (iv)  The taxable year to which this election relates is calendar year
1996.

     (v)   Nature of restrictions to which the property is subject:

     The shares of stock transferred to the undersigned taxpayer are subject to the provisions of a Founder Stock Purchase Agreement between the undersigned and the Company. Under the provisions of the Agreement, the Company will have the right to repurchase the stock at a price which may be less than the fair market value of the shares in the event of the undersigned's termination of employment with the Company.

     (vi) The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $0.10 per share, for a total of $__________.

     (vii) The amount paid by taxpayer for the property was $__________.

     (viii)    A copy of this statement has been furnished to the Company.

Dated:  _________________, 1996


                                                 /s/ Kenneth J. Davis
                                                 -------------------------------
                                                     Kenneth J. Davis

                                  EXHIBIT C
                                  ---------

                              Performance Vesting

     114,300 Shares shall vest for 1997 and 114,300 Shares for 1998 when and if the Company's audited financial statements for such respective years show that
(i) the aggregate consideration paid for acquired dental practices from inception to December 31, 1997 or December 31, 1998, as applicable, does not exceed 6x aggregate 12-month historical earnings before interest, taxes, depreciation, and amortization ("EBITDA") for such practices and (ii) the Company meets or exceeds the Target EBITDA" (as defined below) for the year ending on such date (the "Vesting Date"). In the event the Company's EBITDA less general and administrative expenses for 1997 or 1998, as applicable, is less than the Target EBITDA for such year, up to one-half of the shares of Common Stock subject to the right of repurchase will no longer be subject to the Company's right of repurchase as of the applicable Vesting Date at a linearly declining rate to zero is the rate of release if the Company's EBITDA less general and administrative expenses is 75% of the Target EBITDA. For purposes of the expiration of the Company's right of repurchase only, Target EBITDA is $7,693,000 and $19,565,000 for 1997 and 1998, respectively.